UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 26, 2013

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.
GE Capital Retail Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333- 181466, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

Issuance of Series 2013-1 Notes

On March 26, 2013, GE Capital Credit Card Master Note Trust (the “Trust”) issued $800,000,000 of Series 2013-1 Class A Asset Backed Notes (the “Class A Notes”), $100,946,372 of Series 2013-1 Class B Asset Backed Notes (the “Class B Notes”) and $68,138,802 of Series 2013-1 Class C Asset Backed Notes (the “Class C Notes”), described in a Prospectus Supplement dated March 19, 2013 to a Prospectus dated March 18, 2013.

Use of Proceeds – Series 2013-1 Notes

The public offering of the Class A Notes and Class B Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-181466 and File No. 333-181466-01) filed with the Securities and Exchange Commission on May 16, 2012 (as amended by pre-effective amendment no. 1 on July 16, 2012 and pre-effective amendment no. 2 on August 6, 2012) and declared effective on August 10, 2012.

The public offering of the Class A Notes and Class B Notes terminated on March 19, 2013 upon the sale of all of the Class A Notes. An affiliate of the depositor purchased all of the Class B Notes and the Class C Notes.  The underwriters of the Class A Notes were Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC, CRT Capital Group LLC, Natixis Securities Americas LLC, SG Americas, LLC and The Williams Capital Group, L.P. No underwriting discount was paid to the underwriters with respect to the Class B Notes and the Class C Notes purchased by such affiliate.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes with respect to underwriting commissions and discounts was $2,400,000 for the Class A Notes.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes are $797,553,680. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $800,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $796,753,680. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from GE Capital Retail Bank ( the “Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Series 2013-1 Indenture Supplement, dated as of March 26, 2013, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2013	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President